THE ADVISORS' INNER CIRCLE FUND

                              THE SIRACH PORTFOLIOS

                       SUPPLEMENT DATED NOVEMBER 19, 2004
        TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION ("SAI") DATED MARCH 1, 2004 AND SUPPLEMENTED ON AUGUST 24, 2004 AND OCTOBER 14, 2004


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SAI AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS AND SAI.

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On November 16, 2004, the Board of Trustees of The Advisors' Inner Circle Fund
approved the closing and liquidation of each of the Sirach Special Equity, Equity, Growth and Strategic Balanced Portfolios (the "Funds"). The Funds are expected to cease operations and make a liquidation distribution to shareholders on or about December 20, 2004. Effective immediately, the Funds are closed to new shareholders and additional purchases by existing shareholders, except those investing through an automatic investment plan or certain qualified retirement accounts, such as a 401(k). The Funds intend to terminate the option to purchase shares by an automatic investment plan prior to the liquidation of the Funds.

In anticipation of the Funds' liquidation, the Funds' investment adviser, Sirach Capital Management, Inc. (the "adviser") may manage the Funds in a manner intended to raise cash and other highly liquid assets in order to facilitate the orderly liquidation of the Funds. As a result, during this time, all or a portion of each Fund may not be invested in a manner consistent with its stated investment strategies, which may prevent the Funds from achieving their respective investment objectives during this time.

In addition, the adviser has voluntarily agreed to limit the expenses of the Sirach Special Equity, Equity and Strategic Balanced Portfolios. The voluntary expense limitation for the Sirach Growth Portfolio will remain the same. Therefore, the following information supplements the first paragraph of the footnote to the "Annual Fund Operating Expenses (expenses that are deducted from Fund assets)" table on pages 4, 8 and 18 of the Prospectus.

         SIRACH SPECIAL EQUITY PORTFOLIO

         Effective November 19, 2004 through the liquidation of the Sirach Special Equity Portfolio, the adviser has voluntarily agreed to limit the expenses of the Sirach Special Equity Portfolio to the extent necessary to keep its total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding its current rate of 1.76%.

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         SIRACH EQUITY PORTFOLIO

         Effective November 19, 2004 through the liquidation of the Sirach Equity Portfolio, the adviser has voluntarily agreed to limit the expenses of the Sirach Equity Portfolio to the extent necessary to keep its total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding its current rate of 1.56%.

         SIRACH STRATEGIC BALANCED PORTFOLIO

         Effective November 19, 2004 through the liquidation of the Sirach Strategic Balanced Portfolio, the adviser has voluntarily agreed to limit the expenses of the Sirach Strategic Balanced Portfolio to the extent necessary to keep its total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding its current rate of 1.90%.

The liquidation of your shares will generally be a taxable event. You should consult your personal tax advisor concerning your particular tax situation.




               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE